                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                     WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                            WEITZ SERIES FUND, INC.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 6, 1998

Dear Shareholder:

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Weitz Series Fund, Inc. (the "Company"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio (each a "Portfolio" and collectively, the "Portfolios") will be held on Tuesday, October 6, 1998 at 4:30 p.m., at the Holiday Inn Northwest, 655 North 108 Avenue, Omaha, Nebraska. The purpose of the Meeting is:

1. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation which will increase the number of shares the Company is authorized to issue ("Proposal One"). Shareholders of each portfolio of the Company will vote on Proposal One.

2. To consider and act upon any matters incidental to the foregoing and transact such other business as may properly come before the Meeting.

    The close of business on August 31, 1998 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

    All shareholders are cordially invited to attend the Meeting in person. PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE ABLE TO ATTEND THE MEETING.

                                           By Order of the Board of Directors

                                           /s/ Mary K. Beerling
                                           Mary K. Beerling
                                           Vice President and Secretary
September 16, 1998

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return the enclosed proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated. For example:

REGISTRATION                              VALID SIGNATURE
----------------------------------------  ------------------------------
CORPORATE ACCOUNTS
  (1) ABC Corp..........................  John Doe, Treasurer
  (2) ABC Corp.
       c/o John Doe.....................  John Doe, Treasurer
  (3) ABC Corp. Profit Sharing Plan.....  John Doe, Trustee
TRUST ACCOUNTS
  (1) ABC Trust.........................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
       u/t/d 12/28/78...................  Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.
       f/b/o
       John B. Smith, Jr., UGMA.........  John B. Smith
  (2) John B. Smith.....................  John B. Smith, Jr., Executor

                            WEITZ SERIES FUND, INC.
                               ONE PACIFIC PLACE
                           1125 SOUTH 103, SUITE 600
                           OMAHA, NEBRASKA 68124-6008

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 6, 1998

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Weitz Series Fund, Inc. (the "Company"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio (each, a "Portfolio" and collectively the "Portfolios") to be used at the Special Meeting of Shareholders to be held on Tuesday, October 6, 1998 at the Holiday Inn Northwest, 655 North 108 Avenue, Omaha, Nebraska. All persons who are shareholders of the Company as of August 31, 1998, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Company knows of no business to be voted upon at the Meeting other than, for shareholders of all the Company's Portfolios, Proposal One set forth in the accompanying Notice of Meeting of Shareholders (the "Notice"). Proposal One is more fully described in the Proxy Statement. The mailing address of the principal executive offices of the Company is: 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008. Proxies should be returned to ADP Investor Communication Services at the address set forth on the enclosed envelope. The approximate date on which this Proxy Statement and Proxy are first sent to shareholders of the Company is September 16, 1998.

    Only shareholders of record of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised, either by personal attendance at the Meeting, the execution of a new proxy, or by written notice received by the Company prior to the Meeting.

    On the Record Date, there were 62,716,418 of the Company's voting stock outstanding. Of such total the following number of shares were outstanding for each of the Company's portfolios: 26,343,105 for the Value Portfolio, 3,375,032 for the Fixed Income Portfolio, 16,231,550 for the Government Money Market Portfolio and 16,766,731 for the Hickory Portfolio. Each shareholder is entitled to one vote for each full share owned (with proportionate voting for fractional shares) on each matter presented for the approval of such shareholder at the Meeting. Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Company: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if all vote, and the votes are evenly divided, the vote will be cast proportionately. The holders of ten percent of the Company's outstanding shares will constitute a quorum for the matters on which shareholders are being asked to vote. Provided a quorum is present, approval of Proposal One requires a majority vote of the number of shares entitled to vote and represented at the Meeting, in person or by proxy. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to the Proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Cumulative voting is not authorized. In the event that proxies and shares represented in person at the Meeting are not sufficient to approve or ratify the Proposal described herein, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies anticipate that they will vote in favor of such adjournments if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Company's shareholders.

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF EACH PORTFOLIO'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, WHICH MAY BE MADE EITHER BY WRITING TO THE COMPANY AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 304-9745. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                    PROPOSAL ONE. AMENDMENT OF ARTICLE 5 OF
                    THE COMPANY'S ARTICLES OF INCORPORATION
                            (ALL PORTFOLIOS VOTING)

    The Company was incorporated in September of 1988 and Article 5 of the Articles of Incorporation adopted at that time authorized the issuance of 100,000,000 shares with a par value of $.001. While the Articles of Incorporation designated 10,000,000 of those shares as Fixed Income Portfolio shares, they allowed the Board of Directors to designate by resolution the balance of the shares to other Portfolios or additional shares of an existing Portfolio. Over the years as the Portfolios have grown and additional Portfolios have been added, the Board of Directors has authorized the issuance of substantially all of the 100,000,000 shares allowed by the Articles of Incorporation. As of the Record Date, 90,000,000 of the original shares have been authorized by the Board of Directors to be issued in the Value, Fixed Income, Government Money Market and Hickory Portfolios and it is anticipated that the remaining 10,000,000 shares may be designated to one or more of the Portfolios by the time of the Special Meeting of Shareholders on October 6, 1998. In order to continue to allow current investors to add to their accounts in any of the Portfolios as well as to allow new investors to be added in the Portfolios which continue to be open to new investors, the Articles of Incorporation must be amended to authorize additional shares. The sole purpose of the proposed amendment is to increase the number of the Company's authorized shares and the change does not affect in any other way the rights of existing or newly authorized shares. Therefore, the Board of Directors of the Company has proposed that the shareholders of the Company vote to amend Article 5 to increase the total number of authorized shares of the Company to 5,000,000,000. In order to do so, the Board of Directors recommends that the shareholders approve an amendment to the Articles of Incorporation which amends and restates
Article 5 as follows:

                                  "ARTICLE 5.

    The total number of authorized shares of this corporation is 5,000,000,000, all of which shall be common shares of the par value of $.001 each. Of said shares, 10,000,000 shares may be issued in the series of common shares hereby designated Fixed Income Portfolio shares, 85,000,000 shares may be issued in the series of common shares designated Value Portfolio shares, 100,000,000 shares may be issued in the series of common shares designated Government Money Market Portfolio shares and 75,000,000 shares may be issued in the series of common shares designated Hickory Portfolio shares. The balance of the shares may be issued in such series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, or may be authorized for issuance as additional shares of any existing series or portfolio as and to the extent stated or expressed in a resolution or resolutions providing for the issue of any such series or shares of common shares adopted from time to time by the Board of Directors of this corporation pursuant to the authority hereby vested in the Board of Directors. The corporation may issue and sell any of its shares in fractional denominations to the same extent as its whole shares, and shares and fractional denominations shall have, in proportion to the relative fractions represented thereby, all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the corporation. Each series of common shares which the Board of Directors may establish, as provided herein, may evidence, if the Board of Directors shall so determine by resolution, an interest in a separate and distinct portion of the corporation's assets, which shall take the form of a separate portfolio of investment securities, cash and other assets. Authority to establish such separate portfolios is hereby vested in the Board of Directors of this corporation, and such separate portfolios may be established by the Board of Directors without the authorization or approval of the holders of any series of shares of this corporation."

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO ARTICLE 5 OF THE COMPANY'S ARTICLES OF INCORPORATION.

                             THE INVESTMENT ADVISER

    Wallace R. Weitz & Company, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 serves as investment adviser to each of the Company's Portfolios. The Adviser, formed in 1983, is wholly owned by Wallace R. Weitz. Mr. Weitz, who is President, Treasurer and a director of the Company is also President and a director of the Adviser. Wallace R. Weitz & Company also serves as the Company's Administrator pursuant to an Administration Agreement with the Company.

                                THE DISTRIBUTOR

    Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008, serves as the Company's Distributor pursuant to an Underwriting Agreement with the Company. In its capacity as Distributor, Weitz Securities, Inc. is available to receive purchase orders and redemption requests relating to shares of the Company. Weitz Securities, Inc. is wholly owned by Wallace R. Weitz. Wallace R. Weitz, President, Treasurer and Director of the Company is also the President and a Director of Weitz Securities, Inc.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth certain information as of August 31, 1998, for each of the Portfolios with respect to each person or group known by the Company to be the beneficial or record owner of more than 5% of the outstanding voting securities of such Portfolio.

                                                              Amount of
                                                              Record or    Percent of
                                                             Beneficial     Portfolio
         Fund            Name and Address of Owner            Ownership       Owned
-----------------------  ----------------------------------  -----------  -------------

VALUE PORTFOLIO          Charles Schwab & Co. Inc.            5,673,756         21.5%
                         Special Custody Acct for the
                         Benefit of Customers
                         ATTN: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

FIXED INCOME PORTFOLIO   The Holland Foundation                 569,871         16.9%
                         Richard D. Holland, President
                         1501 South 80th Street
                         Omaha, NE 68124

GOVERNMENT MONEY         No Shareholders Owned More than 5%
 MARKET PORTFOLIO        of the Government Money Market
                         Portfolio

HICKORY PORTFOLIO        Donaldson, Lufkin & Jenrette         1,574,285          9.4%
                         Securities Corp.
                         Mutual Funds, 5th Floor
                         PO Box 2052
                         Jersey City, NJ 07303

                         Charles Schwab & Co. Inc.            5,332,524         31.8%
                         Special Custody Acct for the
                         Benefit of Customers
                         ATTN: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

    As of the Record Date, the members of the Board of Directors and the officers of the Company as a whole owned beneficially 3% of the outstanding shares of the Value Portfolio, 27% of the outstanding shares of the Fixed Income Portfolio, 3% of the outstanding shares of the Government Money Market Portfolio and 1% of the outstanding shares of the Hickory Portfolio.

                                 OTHER MATTERS

SUBMISSION OF SHAREHOLDER PROPOSALS

    The Company does not generally hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company should send their written proposals to the Secretary of the Company.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Board of Directors does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their own judgment.

PROXY SOLICITATION COSTS

    The Company will bear the cost of soliciting proxies. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Company, and by officers and employees of Wallace R. Weitz & Company, the Company's investment adviser, personally or by telephone or other electronic means, without special consideration.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Mary K. Beerling
                                           Mary K. Beerling
                                           Secretary
September 16, 1998

                               WEITZ SERIES FUND, INC.
                                1125 SOUTH 103 STREET
                                OMAHA, NE  68124-6008

The undersigned hereby appoints Wallace R. Weitz and Mary K. Beerling, or either of them, with full power of substitution, to represent the undersigned and to vote all shares of the common stock of the Company held of record by the undersigned on August 31, 1998, and which the undersigned is entitled to vote at the Special Meeting of Shareholders of Weitz Series Fund, Inc. (the "Company"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio to be held at the Holiday Inn Northwest, 655 North 108 Avenue, Omaha, Nebraska, on October 6, 1998 at 4:30 P.M., and at any adjournment thereof, and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Shareholder Meeting, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be
                                 -------------------------------------------
voted for the proposal.  All other matters shall be voted by the proxies as they
-----------------------
shall in their sole discretion determine to be in the best interest of the company.

     The Board of Directors recommends a vote for proposal one.

     Weitz Series Fund, Inc.

I plan to attend the special meeting in Omaha on October 6, 1998 at 4:30 p.m.
          ( ) Yes        ( ) No

                      Please sign this proxy as your name appears hereon. If held jointly, both should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity.

VOTE ON PROPOSAL.
1.  Amendment to Article 5 of the Company's Articles of Incorporation
          ( ) For             ( ) Against              ( ) Abstain

The undersigned acknowledges receipt with this Proxy of the Notice of Special Meeting of Shareholders and Proxy Statement dated September 16, 1998.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

                     x___________________________________________
                      Signature                          Date
                     x___________________________________________
                      Signature (Joint Owners)           Date